UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2021

AltEnergy Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40984	86-2157013
(State or other jurisdiction Identification No.)	(Commission File Number)	(I.R.S. Employer of incorporation)

600 Lexington Avenue
	9th Floor New York, NY	10022
	(Address of principal executive offices)	(Zip Code)

(203) 299-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one- half of one Warrant	AEAEU	The Nasdaq Global Market
Class A common stock, par value $0.0001 per share	AEAE	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AEAEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2021, the registration statement on Form S-1 (File No. 333-258594) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of AltEnergy Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission.

On November 2, 2021, the Company consummated the IPO of 23,000,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-half of one redeemable warrant (“Warrants”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated October 28, 2021, between the Company and B. Riley Securities, Inc. (“B. Riley”), as representative of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

•

A Warrant Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

•

A Letter Agreement, dated October 28, 2021, among the Company, AltEnergy Acquisition Sponsor LLC (the “Sponsor”), B. Riley Principal Investments, LLC, an affiliate of B.Riley (“BRPI”), certain securityholders and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

•

An Investment Management Trust Agreement, dated October 28, 2021, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

•

A Private Placement Warrant Subscription Agreement, dated October 28, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

•	A Private Placement Warrant Subscription Agreement, dated October 28, 2021, among the Company and BRPI, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

•	A Registration Rights Agreement, dated October 28, 2021, among the Company and certain securityholders, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference;

•	An Administrative Services Agreement, dated October 28, 2021, between the Company and AltEnergy, LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated October 28, 2021, by and between the Company and Jonathan Darnell;

•	An Indemnity Agreement, dated October 28, 2021, by and between the Company and Russell Stidolph;

•	An Indemnity Agreement, dated October 28, 2021 by and between the Company and Arul Gupta;

•	An Indemnity Agreement, dated October 28, 2021 by and between the Company and Michael Salvator;

•	An Indemnity Agreement, dated October 28, 2021, by and between the Company and William Campbell;

•	An Indemnity Agreement, dated October 28, 2021, by and between the Company and Daniel Shribman; and

•	An Indemnity Agreement, dated October 28, 2021, by and between the Company and Audrey Zibelman.

Item 3.02. Unregistered Sales of Equity Securities.

On November 2, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 10,800,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, to the Sponsor and BRPI, generating total gross proceeds of $10,800,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act. In the Private Placement, the Sponsor purchased 10,400,000 Private Placement Warrants and BRPI purchased 400,000 Private Placement Warrants. The Private Placement Warrants are identical to the Warrants, except that if held by the initial purchasers or any of their permitted transferees, the underlying warrants (i) may be exercised on a cashless basis, (ii) are not subject to redemption, except as described in the Registration Statement, and (iii) with respect to Private Placement Warrants held by BRPI, will not be exercisable more than five years from the commencement of sales of the IPO in accordance with FINRA Rule 5110 (g)(8)(A). If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants. In addition, the Private Placement Warrants and the Class A Common Stock issuable upon the exercise of the Private Placement Warrants will be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination, subject to certain limited exceptions, and the holders thereof are entitled to certain registration rights, as described in more detail in the Registration Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 9, 2021, Russell Stidolph was elected Chief Executive Officer of the Company and Jonathan Darnell was appointed as Chief Financial Officer of the Company. Effective as of August 5, 2021, the following individuals were appointed to the board of directors of the Company: Russell Stidolph, William Campbell, Michael Salvator, Daniel Shribman and Audrey Zibelman. Additional information regarding, among other things, each individual’s background, board committee membership, as applicable, and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $234,600,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination by May 2, 2023 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (iii) the redemption of the public shares if the Company does not complete its initial business combination within the required time period.

On October 29, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On November 2, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

An audited balance sheet as of November 2, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 28, 2021, between the Company and B. Riley Securities, Inc.

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated October 28, 2021, among the Company, AltEnergy Acquisition Sponsor, LLC and B. Riley Securities, Inc.

10.2	Investment Management Trust Agreement, dated October 28, 2021, between the Company and Continental Stock Transfer & Trust Company

10.3	Private Placement Warrant Subscription Agreement, dated October 28, 2021, among the Company, AltEnergy Acquisition Sponsor and Continental Stock Transfer & Trust Company

10.4	Private Placement Warrant Subscription Agreement, dated October 28, 2021, among the CompanyB. Riley Principal Investments, LLC and Continental Stock Transfer & Trust Company

10.5	Registration Rights Agreement, dated October 28, 2021, among the Company, AltEnergy Acquisition Sponsor and B. Riley Principal Investments, LLC.

10.6	Administrative Services Agreement, dated October 28, 2021, between the Company and AltEnergy, LLC

10.7	Indemnity Agreement, dated October 28, 2021, by and between the Company and Jonathan Darnell

10.8	Indemnity Agreement, dated October 28, 2021, by and between the Company and Russell Stidolph

10.9	Indemnity Agreement, dated October 28, 2021 by and between the Company and Arul Gupta

10.10	Indemnity Agreement, dated October 28, 2021 by and between the Company and Michael Salvator

10.11	Indemnity Agreement, dated October 28, 2021, by and between the Company and William Campbell

10.12	Indemnity Agreement, dated October 28, 2021, by and between the Company and Daniel Shribman

10.13	Indemnity Agreement, dated October 28, 2021, by and between the Company and Audrey Zibelman

99.1	Press Release, dated October 29, 2021

99.2	Press Release, dated November 2, 2021

99.3	Audited Balance Sheet as of November 2, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTENERGY ACQUISITION CORP.

By:	/s/ Russell Stidolph
Name: Russell Stidolph
Title: Chief Executive Officer

Date: November 8, 2021